EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statements of Additional Information and to the use of our reports: (1) dated April 13, 2012, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, and (2) dated April 16, 2012, with respect to the financial statements of the subaccounts of Separate Account VA W, included in Post-Effective Amendment No. 16 to the Registration Statement (Form N-4 No. 333-116562) under the Securities Act of 1933 and related Prospectuses of Flexible Premium Variable Annuity – G and Members Liberty Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 16, 2012